Exhibit 99.1

NEWS RELEASE

For Immediate Release

Contact: Alison Ziegler, Cameron Associates (212) 554-5469

alison@cameronassoc.com www.usecology.com

US ECOLOGY, INC. COMPLETES ACQUISITION OF EQ – THE ENVIRONMENTAL QUALITY COMPANY; ENTERS INTO NEW $540 MILLION CREDIT AGREEMENT

Board and Executive Management Appointments also Announced

Boise, Idaho – June 18, 2014 – US Ecology, Inc. (NASDAQ-GS: ECOL) (“the Company”) today announced the completion of its previously announced acquisition of EQ – The Environmental Quality Company (“EQ”), for $465 million. The combination of US Ecology and EQ creates a leading North American environmental and industrial services provider.

The acquisition was funded with cash on hand and borrowings under a new $540 million credit facility made up of $415 million in 7-year term debt and a $125 million 5-year revolving line of credit.

“The acquisition of EQ aligns perfectly with our strategy of leveraging high quality treatment, disposal and recycling assets and complementary service businesses to drive growth,” commented Jeff Feeler, President and CEO. “EQ broadens our geographic footprint by adding a fifth hazardous waste landfill and a network of 18 treatment facilities serving the eastern half of the United States including many of the country’s key industrial centers. It further enhances our competitive position by adding a well established field and industrial services business, allowing us to penetrate a much broader portion of the overall environmental market than in the past. With a solid stream of recurring revenue and national customer base, the combined company offers cross-selling opportunities and operational efficiencies that we believe will deliver compelling value to both our customers and our stockholders for years to come.”

The Company anticipates updating its earnings guidance in connection with the release of its second quarter results in August 2014. Further details regarding these transactions can be found in our Current Report on Form 8-K filed with the Securities and Exchange Commission on June 18, 2014.

Board and Executive Management Appointments

The Company also announced today that David M. Lusk, formerly President and CEO of EQ, was appointed to the Board of Directors of US Ecology. Lusk, age 53, brings more than 25 years of industry experience. Lusk previously worked for eight years as EQ’s Vice President of Operations at Michigan Disposal Waste Treatment Plant and Wayne Disposal Hazardous Waste Landfill before joining Republic Waste Industries as Vice President of Midwest Operations. He returned as a senior EQ executive in 1995. Lusk was later promoted to chief executive, successfully leading the organization through a period of sustained revenue and earnings expansion leading up to this acquisition. Lusk holds B.S. degrees in Chemistry and Cellular and Molecular Biology from the University of Michigan and has a M.B.A. from Eastern Michigan University.

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In addition, Mario Romero, Vice President of Operations of EQ, was named US Ecology’s Executive Vice President of Field and Industrial Services. Romero, age 56, joined EQ in 2009 from WOW Energy where he was President, CEO and co-founder. He brings more than 30 years of experience in the environmental, energy and industrial services industries, holding executive positions at Energis LLC, Safety-Kleen Corp., Philip Services Corp. and The GNI Group, Inc. Romero holds an M.B.A. from the University of Chicago and a Masters and B.S. in Chemical Engineering from Illinois Institute of Technology. Romero is a Professional Engineer in the State of Illinois, a member of the American Institute of Chemical Engineers and has served as director on several private company boards.

“We welcome EQ’s exceptional team of environmental professionals and look forward to building upon the excellent track record of both companies,” Feeler concluded.

About US Ecology, Inc.

US Ecology, Inc. is a leading North American provider of environmental services to commercial and government entities. The Company addresses the complex waste management needs of its customers, offering treatment, disposal and recycling of hazardous and radioactive waste, as well as a wide range of complementary field and industrial services. US Ecology’s focus on safety, environmental compliance, and customer service, enables us to effectively meet the needs of our customers and to build long-lasting relationships. Headquartered in Boise, Idaho, with operations in the United States, Canada and Mexico, the Company has been protecting the environment since 1952. For more information visit www.usecology.com.

This press release contains forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) that are based on our current expectations, beliefs and assumptions about the industry and markets in which US Ecology, Inc. and its subsidiaries operate. Such statements may include, but are not limited to, statements about the Company's ability to integrate its acquisition of EQ—The Environmental Quality Company (EQ), expected synergies from the transaction, projections of the financial results of the combined company and other statements that are not historical facts. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by US Ecology, EQ and their respective subsidiaries, conditions affecting our customers and suppliers, competitor responses to our products and services, the overall market acceptance of such products and services, the integration and performance of acquisitions (including the acquisition of EQ) and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. For information on other factors that could cause actual results to differ materially from expectations, please refer to US Ecology, Inc.'s December 31, 2013 Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission. Many of the factors that will determine the Company's future results are beyond the ability of management to control or predict. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date such statements are made. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Important assumptions and other important factors that could cause actual results to differ materially from those set forth in the forward-looking information include a loss of a major customer or contract, compliance with and changes to applicable laws, rules, or regulations, access to cost effective transportation services, access to insurance, surety bonds and other financial assurances, loss of key personnel, lawsuits, labor disputes, adverse economic conditions, government funding or competitive pressures, incidents or adverse weather conditions that could limit or suspend specific operations, implementation of new technologies, market conditions, average selling prices for recycled materials, our ability to replace business from recently completed large projects, our ability to perform under required contracts, our ability to permit and contract for timely construction of new or expanded disposal cells, our willingness or ability to pay dividends and our ability to effectively close, integrate and realize anticipated synergies from future acquisitions, which can be impacted by the failure of the acquired company to achieve anticipated revenues, earnings or cash flows, assumption of liabilities that exceed our estimates, potential compliance issues, diversion of management's attention or other resources from our existing business, risks associated with entering product / service areas in which we have limited experience, increases in working capital investment, unexpected capital expenditures, potential losses of key employees and customers of the acquired company and future write-offs of intangible and other assets, including goodwill, if the acquired operations fail to generate sufficient cash flows.

Investors should also be aware that while we do, from time to time, communicate with securities analysts, it is against our policy to disclose to them any material non-public information or other confidential commercial information. Accordingly, stockholders should not assume that we agree with any statement or report issued by any analyst irrespective of the content of the statement or report. Furthermore, we have a policy against issuing or confirming financial forecasts or projections issued by others. Thus, to the extent that reports issued by securities analysts contain any projections, forecasts or opinions, such reports are not the responsibility of US Ecology, Inc.

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